UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 29, 2022

Culp, Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-12597	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1823 Eastchester Drive

High Point, North Carolina  27265

(Address of Principal Executive Offices)

(Zip Code)

(336) 889-5161

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.05 per share	CULP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This report and the exhibit attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Further, forward looking statements are intended to speak only as of the date on which they are made, and we disclaim any duty to update such statements to reflect any changes in management’s expectations or any change in the assumptions or circumstances on which such statements are based, whether due to new information, future events, or otherwise. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations for our future operations, production levels, new product launches, sales, profit margins, profitability, operating income, capital expenditures, working capital levels, income taxes, SG&A or other expenses, pre-tax income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding potential acquisitions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currencies in Canada and China can have a negative impact on our sales of products produced in those places. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the global coronavirus pandemic currently affecting countries around the world, could also adversely affect our operations and financial performance. In addition, the impact of potential goodwill or intangible asset impairments or valuation allowances could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability.  Finally, disruption in our customers’ supply chains for non-fabric components may cause declines in new orders and/or delayed shipping of existing orders while our customers wait for other components, which could adversely affect our financial results. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.  A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur.

Item 1.01.  Entry into a Material Definitive Agreement.

Culp, Inc. (the “Company”) has entered into an Amended and Restated Credit Agreement (the “Amended Agreement”), dated as of June 24, 2022 (the “Effective Date”), by and between the Company and Wells Fargo Bank, National Association (“Wells Fargo”).  The Amended Agreement amends, restates and supersedes, and serves as a replacement for, the Credit Agreement dated August 13, 2013, as amended (the “Existing Agreement”) by and between the Company and Wells Fargo.

The Amended Agreement calls for a revolving credit facility of up to $40 million, secured by a lien on the Company’s assets.  The Existing Agreement provided for a revolving facility of up to $30 million and was set to expire in August 2022.  The Amended Agreement expires in June 2025.  There currently are no outstanding borrowings under the Existing Agreement, although $275,000 in letters of credit are outstanding under the letter of credit facility provided in the Existing Agreement.  The proceeds of borrowings under the Amended Agreement are to be used to provide working capital and for general corporate purposes.

The Company’s available borrowings under the Amended Agreement are based on a borrowing base calculation using the Company’s accounts receivable and inventory, subject to certain sub-limits as defined in the Amended Agreement, to be calculated on a monthly basis.  Like the Existing Agreement, the Amended Agreement contains a sub-facility that allows the Company to issue letters of credit in an aggregate amount not to exceed $1 million.

Borrowings under the Amended Agreement bear interest at a rate calculated using a margin (the “Applicable Margin”) over the Federal Reserve Bank of New York’s secured overnight funding rate (SOFR).  The Applicable Margin is set initially at 1.35% and may vary under the terms of the Amended Agreement from 1.35% to 2.50% depending on the ratio of the Company’s consolidated debt to consolidated EBITDA, as defined in the Amended Agreement, determined on a quarterly basis.  The Amended Agreement contains customary affirmative and negative covenants and requires compliance by the Company with certain financial covenants, including minimum tangible net worth of $100 million plus 50% of annual net income, and a minimum ratio of consolidated EBITDA to consolidated net interest expense of 3.0 to 1.0, as defined in the Amended Agreement.  The EBITDA to interest expense covenant does not apply during the first three quarters of the Company’s fiscal 2023, and during that period the Company must maintain minimum “access to liquidity” of $15 million, which is defined as unencumbered liquid assets plus available and unused credit under the revolving credit facility as calculated using the borrowing base, all as defined in the Amended Agreement.

Wells Fargo and its affiliates have engaged in, and in the future may engage in, investment banking, commercial lending and other commercial dealings in the ordinary course of business with the Company or its affiliates, and has received or may receive customary fees and commissions in connection with these transactions.

The foregoing description of the Amended Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amended Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 – Results of Operations and Financial Condition

On June 29, 2022, we issued a news release to announce our financial results for our fourth quarter and fiscal year ended May 1, 2022.  A copy of the news release is attached hereto as Exhibit 99.

The information set forth in this Item 2.02 of this Current Report, and in Exhibit 99, is intended to be “furnished” under Item 2.02 of Form 8-K.  Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The news release contains adjusted income statement information for the three-month and twelve-month periods ending May 2, 2021, which discloses adjusted net income and adjusted earnings per share, non-GAAP performance measures that eliminate items which are not expected to occur on a regular basis, including, for the periods presented, a gain on bargain purchase, the income tax effects from the gain on bargain purchase, a non-cash income tax charge in connection with the establishment of a full valuation allowance against the company’s U.S. net deferred income tax assets, and a non-cash income tax benefit resulting from the re-establishment of certain U.S. Federal net operating loss carryforwards in connection with the final regulations enacted under the GILTI tax provisions of the Tax Cuts and Jobs Act of 2017.  The company has included this adjusted information in order to show operational performance excluding the effects of such items, which are not expected to occur on a regular basis.  Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release. Management believes this presentation aids in the comparison of financial results among comparable financial periods.  We note, however, that this adjusted income statement information should not be viewed in isolation or as a substitute for net income or earnings per share calculated in accordance with GAAP.  In addition, the calculation of the company’s income taxes involves numerous estimates and assumptions, which we have made in good faith.

The news release contains disclosures about free cash flow, a non-GAAP liquidity measure that we define as net cash (used in) provided by operating activities, less cash capital expenditures and payments on vendor-financed capital expenditures, plus any proceeds from sale of property, plant, and equipment, less investment in unconsolidated joint venture, plus proceeds from the sale of long-term investments associated with our rabbi trust, less the purchase of long-term investments associated with our rabbi trust, and plus or minus the effects of foreign currency exchange rate changes on cash and cash equivalents, in each case to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release. Management believes the disclosure of free cash flow provides useful information to investors because it measures our available cash flow for potential debt repayment, stock repurchases, dividends, additions to cash and investments, or other corporate purposes. We note, however, that not all of the company’s free cash flow is available for discretionary spending, as we may have mandatory debt payments and other cash requirements that must be deducted from our cash available for future use. In operating our business, management uses free cash flow to make decisions about what commitments of cash to make for operations, such as capital expenditures (and possible financing arrangements for these expenditures), purchases of inventory or supplies, SG&A expenditure levels, compensation, and other commitments of cash, while still allowing for adequate cash to meet known future commitments for cash, such as debt repayment, and also for making decisions about dividend payments and share repurchases.

The news release contains disclosures about our Adjusted EBITDA, which is a non-GAAP performance measure that reflects net (loss) income excluding income tax expense (benefit), net interest income, and gain on bargain purchase, as well as depreciation and amortization expense, and stock-based compensation expense. This measure also excludes other non-recurring charges and credits associated with our business, if and to the extent any such amount is incurred during the period presented. Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release. We believe presentation of Adjusted EBITDA is useful to investors because earnings before interest income and expense, income taxes, depreciation and amortization, and similar performance measures that exclude certain charges from earnings, are often used by investors and financial analysts in evaluating and comparing companies in our industry. We note, however, that such measures are not defined uniformly by various companies, with differing expenses being excluded from net income to calculate these performance measures. For this reason, Adjusted EBITDA should not be viewed in isolation by investors and should not be used as a substitute for net income calculated in accordance with GAAP, nor should it be used for direct comparisons with similarly titled performance measures reported by other companies. Use of Adjusted EBITDA as an analytical tool has limitations in that this measure does not reflect all expenses that are necessary to fund and operate our business, including funds required to pay taxes, service our debt, and fund capital expenditures, among others. Management uses Adjusted EBITDA to help it analyze the company’s earnings and operating performance, by excluding the effects of expenses that depend upon capital structure and debt level, tax provisions, and non-cash items such as depreciation, amortization and stock-based compensation expense that do not require immediate uses of cash.

The news release contains disclosures about return on capital for both the entire company and for individual business segments.  We define return on capital as adjusted operating income (loss) (measured on a trailing twelve-month basis and excluding certain non-recurring charges and credits, if applicable for the period presented) divided by average capital employed (excluding goodwill and intangibles and obligations related to acquisitions at the divisional level only).  Operating income (loss) excludes certain non-recurring charges, if applicable for the period presented, and average capital employed is calculated over rolling five fiscal periods, depending on which quarter is being presented.  Details of these calculations and a reconciliation to information from our GAAP financial statements are set forth in the news release.  We believe return on capital is an accepted measure of earnings efficiency in relation to capital employed, but it is a non-GAAP performance measure that is not defined or calculated in the same manner by all companies.  This measure should not be considered in isolation or as an alternative to net income or other performance measures, but we believe it provides useful information to investors by comparing the operating income we produce to the asset base used to generate that income.  Also, operating income on a trailing twelve-months basis does not necessarily indicate results that would be expected for the full fiscal year or for the following twelve months.  We note that, particularly for return on capital measured at the segment level, not all assets and expenses are allocated to our operating segments, and there are assets and expenses at the corporate (unallocated) level that may provide support to a segment’s operations and yet are not included in the assets and expenses used to calculate that segment’s return on capital.  Thus, the average return on capital for the company’s segments will generally be different from the company’s overall return on capital.  Management uses return on capital to evaluate the company’s earnings efficiency and the relative performance of its segments.

Item 9.01 (d) – Exhibits

10.1	Amended and Restated Credit Agreement by and between Culp, Inc. and Wells Fargo Bank, N.A., dated June 24, 2022
99	News Release dated June 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amended and Restated Credit Agreement by and between Culp, Inc. and Wells Fargo Bank, N.A., dated June 24, 2022
99	News Release dated June 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULP, INC. (Registrant)

By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

By:	/s/ Thomas B. Gallagher, Jr.
Vice President of Finance
(principal accounting officer)

Dated:  June 29, 2022

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